Reverse Merger with Bioblast Pharma Ltd (Details Textual) $ / shares in Units, $ in Thousands	Dec. 31, 2019 USD ($) $ / shares shares
Reverse Merger with Bioblast Pharma Ltd (Textual)
Estimated fair value of the total considerations	$ 5,152
Adjusted per the merger agreement | shares	420,554
Share price | $ / shares	$ 12.25
Fair value of the net assets	$ 4,508